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                                                                       Exhibit N

INDEPENDENT AUDITORS' CONSENT


We consent to the use in Pre-Effective Amendment No. 2 to Registration Statement No. 333-57372 on Form N-2 of our report dated September 24, 2001 on Corporate High Yield Fund IV, Inc. (the "Fund") and to the reference to us under the caption "Independent Auditors and Experts" in the Prospectus, both of which appear in the Prospectus, which is a part of such Registration Statement.



Deloitte & Touche LLP
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New York, New York
September 25, 2001